EXHIBIT 10.6

               AGREEMENT OF LOAN ENTERED INTO AS OF JULY 30, 1999

BETWEEN: PRODUCTS POLYART INTERNATIONAL INC., a corporation, hereinafter referred to as the

         "LENDER"

AND: THE GUITRON CORPORATION, having it's head office at 38 Place du Commerce, Suite 230, Nuns' Island, Quebec, hereinafter referred to as the

         "BORROWER"

NOW THEREFORE IT IS AGREED TO BETWEEN THE PARTIES THAT:

1.00  The preamble is true and correct and forms part of this Agreement.

2.00 The LENDER hereby agrees to lend to the BORROWER, present and accepting, the maximum sum of ONE HUNDRED FORTY FIVE THOUSAND DOLLARS ($145,000.00) July 30, 1999.

3.00 The loan shall be for a period of two years (2). The BORROWER shall pay interest to the LENDER at the rate of 6% per annum. The loan shall be payable in full no later than July 31, 2001.

3.01 Interest shall accrue monthly for the first year of the loan agreement and be payable July 31, 2001. Thereafter, interest shall be payable monthly commencing July 31, 2000.

4.00 The BORROWER shall sign a promissory note in favour of the LENDER evidencing the LOAN and the BORROWER shall be entitled to the return of the said note at such time as the LOAN has been completely repaid.

5.00 This Agreement shall not be assignable. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, legal representatives, administrators and successors who agree to do and sign all act, deeds and documents as may necessary or desirable to give full force and effect to this Agreement.

6.00 The parties acknowledge that they have specifically requested and degree that this Agreement be drawn up in English language.

      AND THE PARTIES HAVE SIGNED.

/s/ Richard Duffy                      /s/ France Bergeron Fasano
------------------------------         ------------------------------------
Richard Duffy for                      France Bergeron Fasano for

THE GUITRON CORPORATION                PRODUCTIONS POLYART
                                       INTERNATIONAL INC.


                                      173